EXHIBIT 10.24

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                           SECURED CREDIT AGREEMENT

                                     among

                          TEJAS NATURAL GAS COMPANY,
                                as the Borrower

                                      and

                         CERTAIN LENDING INSTITUTIONS,
                                as the Lenders

                                      and

                               BANK OF MONTREAL,
                      CANADIAN IMPERIAL BANK OF COMMERCE
                                      and
                                CITIBANK, N.A.,
                         as Co-Agents for the Lenders

                                      and

                      CANADIAN IMPERIAL BANK OF COMMERCE,
                    as Administrative Agent for the Lenders

                         Dated as of December 20, 1996

                              FIRST AMENDMENT TO
                 AMENDED AND RESTATED SECURED CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT
AGREEMENT, dated as of December 20, 1996 (herein called this "First Amendment") is entered into by and among TEJAS NATURAL GAS COMPANY, a Nevada corporation (the "Borrower"), the various financial institutions as are or may from time to time become parties hereto (collectively the "Lenders"), BANK OF MONTREAL, acting through certain of its U.S. branches or agencies ("BMO"), CANADIAN IMPERIAL BANK OF COMMERCE, acting through certain of its U.S. branches or agencies ("CIBC") and CITIBANK, N.A. ("Citibank"), as co-agents (BMO, CIBC and Citibank in such capacity, together with any successor(s) thereto in such capacity, collectively called the "Co-Agents") for the Lenders, and CIBC, as administrative agent (in such capacity, together with any successor(s) thereto in such capacity, the "Administrative Agent") for the Lenders.

                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Lenders, the Co-Agents and the Administrative Agent have heretofore entered into an Amended and Restated Secured Credit Agreement, dated as of January 12, 1995 (the "Credit Agreement");

      WHEREAS, the TAHC Credit Facility has been amended as set forth in that certain First Amendment to Amended and Restated Secured Credit Agreement dated as of December 20, 1996 (the "First Amendment to TAHC Credit Facility") among TAHC, certain financial institutions, BMO, CIBC and Citibank, as co-agents, and CIBC, as administrative agent;

      WHEREAS, the Borrower, the Lenders, the Co-Agents and the Administrative Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided,

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Co-Agents and the Administrative Agent hereby agree as follows:

      I.    Amendments to Credit Agreement.

      A. The definitions of "Eurodollar Interest Rate" and "Stockholders' Equity in Section 1.1 of the Credit Agreement are respectively amended and restated in their entirety to read as follows:

                  Eurodollar Interest Rate - shall mean, with respect to each
            Eurodollar Loan for any Eurodollar Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest integral multiple of the number of decimal points displayed on Telerate

            Page 3750, or any successor or similar service, or if neither such Telerate Page 3750 nor any successor or similar service is available and such rate is determined using Reference Lenders, one one-hundredth of one percent (1/100%)), equal to (i) the average of the offered quotations appearing on Telerate Page 3750 (or if such Telerate Page shall not be available, any successor or similar service as may be selected by the Agents and the Borrower) as of 11:00 a.m., London time (or as soon thereafter as practicable), two
            (2) Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period, and (ii) if neither such Telerate Page 3750 nor any successor or similar service is available, then the quotient of (x) the arithmetic average of the quotation by each Reference Lender (notified to the Administrative Agent by such Reference Lender) of the rate of interest per annum at which deposits in Dollars in immediately available funds are offered to such Reference Lender two (2) Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by prime banks in the interbank Eurodollar market as at or about 10:00 a.m., New York City time, for delivery on the first day of such Eurodollar Interest Period, in each case for a period equal to such Eurodollar Interest Period and in an amount equal to the proposed Eurodollar Loan of such Reference Lender to which such Eurodollar Interest Period relates, divided by (y) the remainder of one (1) minus the decimal equivalent of the applicable Eurocurrency Reserve Percentage. If on any occasion any Reference Lender is unable, or for any reason fails, so to notify the Administrative Agent by 11:00 a.m., New York City time, two (2) Eurodollar Business Days before the first day of such Eurodollar Interest Period, the applicable Eurodollar Interest Rate shall be determined on the basis of each quotation furnished by those of the Reference Lenders which so notify the Administrative Agent at or prior to said 11:00 a.m.

                  Stockholders' Equity - shall mean, as of the time any
            determination thereof is to be made, (i) at a time when the Borrower is a corporation, the sum of the Borrower's capital stock (which shall exclude treasury stock and any capital stock subject to mandatory redemption by the issuer at the option of the holder thereof) and additional paid-in capital, plus retained earnings (minus accumulated deficit), and (ii) at a time when the Borrower is a limited liability company, the sum of all membership interests of all members of the Borrower, all as shown on the consolidated balance sheet of the Borrower and its Subsidiaries (but excluding SPVHCs) and based on GAAP (except to the extent of the exclusion of the SPVHCs).

      B. The definition of "Permitted Investments" in Section 1.1 of the Credit Agreement is amended (i) by deleting the phrase "Standard & Poors Corporation" appearing in clauses (b), (c) and (d) of such definition and substituting therefor the phrase "Standard & Poors Ratings Group" and (ii) by inserting the word "or" at the end of clause (a) immediately after the semicolon appearing at the end of such clause.

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      C. Section 4.14 of the Credit Agreement is amended (i) by inserting the word "actual" immediately before the word "loss" appearing in the second line of such Section and (ii) by inserting the phrase "(but not any penalty or premium)" immediately after the word "incur" appearing in the third line of such Section.

      D. The definition of "Person" in Section 1.1 of the Credit Agreement is amended by inserting the phrase "limited liability company" immediately after the word "corporation," appearing in the first line of such definition.

      E. Section 8.4(a) of the Credit Agreement is amended by deleting the phrase "financial condition, operations, assets, business, properties or prospects of TAHC and its Subsidiaries (taken as a whole) or of the Borrower and its Subsidiaries (taken as a whole)" appearing in the last four lines of such Section and substituting therefor the phrase "consolidated business condition (financial or otherwise), operations, performance or properties of TAHC and its Subsidiaries (taken as a whole) or of the Borrower and its Subsidiaries (taken as a whole)".

      F. Section 8.5 of the Credit Agreement is amended by deleting the phrase "financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries (taken as a whole)" appearing in the seventh through ninth line of such Section and substituting therefor the phrase "consolidated business condition (financial or otherwise), operations, performance or properties of the Borrower and its Subsidiaries (taken as a whole)".

      G. Section 9.3.4 of the Credit Agreement is amended and restated in its entirety to read as follows:

            SECTION 9.3.4Liens. Not, and not permit any of its Subsidiaries to, create or permit to exist any Lien with respect to any Assets (it being understood that any Asset sold, transferred, conveyed, assigned or otherwise disposed of to any Person (other than to the Borrower or any of its Subsidiaries) as permitted by Section 9.3.8 of the TAHC Credit Facility (other than Sections 9.3.8(iv) and 9.3.8(xiv) of the TAHC Credit Facility)) shall not be subject to the provisions of this Section 9.3.4 upon the consummation of such sale, transfer, conveyance, assignment or disposition) now owned or hereafter acquired, except (i) those in favor of the Collateral Agent for the benefit of the Lenders, (ii) the types of Liens referred to in Section 8.6 of the TAHC Credit Facility, (iii) the Lien in favor of Seller created under the Seller Guaranty as in effect on September 15, 1993, (iv) Liens on (A) cash collateral, (B) letters of credit or (C) Permitted Investments pledged as collateral in favor of counterparties to Hedging Obligations of the type described in clause (b) of the definition of "Hedging Obligations" and permitted by Section 9.3.3(vii), and (v) Liens permitted pursuant to the TAHC Credit Facility, as such TAHC Credit Facility is amended or modified from time to time other than Liens created by pledge, mortgage, encumbrance or otherwise on the assets comprising the South System (as defined in the Purchase Agreement); provided that in the event the TAHC Credit Facility is terminated or ceases to be in full force and effect

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
      the Liens permitted pursuant to the TAHC Credit Facility as in effect immediately prior to such termination or cessation shall be permitted under this clause (v).

      H. Section 11.3.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  SECTION 11.3.2 Material Adverse Change. There shall have been no material adverse change, in the opinion of the Majority Lenders,
            (i) since June 30, 1996, in the consolidated business condition (financial or otherwise), operations, performance or properties of
            (a) the Borrower or (b) TAHC and its Subsidiaries (taken as a whole), (ii) since the Effective Date, affecting the rights and remedies of the Lenders under the Loan Documents, or (iii) since the Effective Date, in the ability of the Borrower or the Guarantors to perform their respective Obligations under the Loan Documents to which they are a party.

      I. Section 12.1.6 of the Credit Agreement is amended by inserting the phrase "any Co-Agent or the Administrative Agent at the request of" immediately before the phrase "any Lender" appearing in the last line of such Section.

      J. Section 12.1.7 of the Credit Agreement is amended by inserting the phrase "(taken as a whole)" immediately after the word "respect" appearing in the fifteenth line of such Section.

      K. Section 12.1.8 of the Credit Agreement is amended (i) by inserting the phrase "and Liens of the type permitted by Sections 8.6(i), (iii) and (xviii) of the TAHC Credit Facility" immediately after the word "Borrower" appearing in the seventh line of such Section, (ii) by inserting the phrase "or membership interests" immediately after the word "stock" appearing in the ninth line of such Section and (iii) by inserting the phrase "or as a result of any transactions permitted by Section 9.3.6 of the TAHC Credit Facility" immediately after the word "Facility" appearing in the last line of such Section.

      L. Section 12.2 of the Credit Agreement is amended (i) by inserting the phrase "with respect to the Borrower" immediately after the word "occur" appearing in the second line of such Section and (ii) by deleting the phrase "or
Section 12.1.4" appearing immediately after the phrase "Section 12.1.1" appearing in the last sentence of such Section and substituting therefor the phrase ", or Section 12.1.4 with respect to the Borrower,".

      M. Section 13.5 of the Credit Agreement is amended by inserting the phrase "guaranty or" immediately after the word "any" appearing in clause (ii) in the tenth line of such Section.

      N. Section 14.6(a) of the Credit Agreement is amended by deleting the phrase "natural gas" appearing in the fourth line of such Section and substituting therefor the word "Hydrocarbons".

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      O. Section 14.13 of the Credit Agreement is amended by inserting the following phrase at the end of such Section immediately before the final period:

            "; and provided further that for purposes of this Section 14.13 if the survivor of such a merger is obligated in respect of all Obligations of the Borrower hereunder and under all other Loan Documents, a merger permitted pursuant to Section 9.3.6 of the TAHC Credit Facility shall not be an assignment or transfer of the Borrower's rights or obligations hereunder."

      P. Schedules I and II to the Credit Agreement are amended and restated to read as set forth in Schedules I and II, respectively, hereto. All references in any Loan Document to Schedules I or II to the Credit Agreement shall be deemed to refer to Schedule I or II, respectively, hereto.

      II. Reallocation of Commitments. On the Amendment Effective Date (hereinafter defined), the aggregate principal balance of the obligations outstanding under the Credit Agreement is $0 (the "Prior Indebtedness") as shown on Schedule II hereto, and Borrower represents for itself, and each Lender represents and warrants for itself, that the Borrower's outstanding loans and letter of credit reimbursement obligations, if any, under the Credit Agreement as of the Amendment Effective Date are $0. Lenders hereby sell, assign, transfer and convey, and Lenders (including, without limitation, those Lenders not previously a party to the Credit Agreement) hereby purchase and accept so much of the Prior Indebtedness and all of the rights, titles, benefits, interests, privileges, claims, liens, security interests, and obligations existing and to exist (collectively the "Interests") such that each Lender's Percentage of the outstanding Loans and Commitments under the Credit Agreement as amended by this First Amendment shall be as set forth in Schedule II hereto as of the Amendment Effective Date. The foregoing assignment, transfer and conveyance are without recourse to the Lenders and without any warranties whatsoever as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty by each Lender that it has not sold, transferred, conveyed or encumbered such Interests. If as a result thereof, a Lender's Percentage of the outstanding Borrowings under the Credit Agreement as amended by this First Amendment is less than its outstanding loans and letter of credit reimbursement obligations under the Credit Agreement on the Amendment Effective Date, the difference set forth in the last column of
Schedule II shall be remitted to such Lender by the Administrative Agent upon receipt of funds from the other Lenders shown in the last column of Schedule II on the Amendment Effective Date. Each Lender so acquiring a part of such outstanding loans and letter of credit reimbursement obligations assumes its Percentage of the outstanding Borrowings, Commitments, rights, titles, interests, privileges, claims, liens, security interests, benefits and obligations under the Credit Agreement as amended by this First Amendment and the Security Documents and the Intercreditor Agreement. Lenders are proportionately released from the obligations assumed by Lenders so acquiring such obligations and, to that extent, the Lenders so released shall have no further obligation under the Credit Agreement as amended by this First Amendment and the Intercreditor Agreement. The Borrower hereby represents and warrants that it has no defenses, offsets or counterclaims to the Prior Indebtedness or its obligations or rights under

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the Credit Agreement, this First Amendment or the Security Documents, including, without limitation, the Interests being assigned pursuant to this Section II. Each Lender confirms that it has received a copy of the Bank/Exxon Agreement and represents, warrants and agrees that it has acquired its Interests subject in all respects to the terms and provisions of the Bank/Exxon Agreement. Any Loans outstanding under the Credit Agreement on the Amendment Effective Date bearing interest at a Eurodollar Interest Rate shall be deemed continued as a Loan under the Credit Agreement as amended by this First Amendment at such Eurodollar Interest Rate and for the Interest Period with respect thereto under the Credit Agreement.

      III. Effectiveness. The effectiveness of this First Amendment is conditioned upon (a) receipt by the Administrative Agent of the following, each duly executed and each (except for the Notes of which only one original shall be signed for each Lender) in sufficient number of signed counterparts to provide one for each Co-Agent and each Lender (except for the Notes of which only one original shall be signed for each Lender):

            (i) The documents, instruments and opinions required to be delivered pursuant to Sections III(i) through III(iii) of the First Amendment to TAHC Facility;

            (ii) a certificate, in form and substance satisfactory to the Co-Agents, of the Secretary or an Assistant Secretary and the President or a Vice President of the Borrower and each Guarantor, together with the signatures and incumbency of officers of the Borrower and each Guarantor and a certified copy of the resolutions with respect to the transactions contemplated herein;

            (iii) (for delivery to the Borrower) those existing Notes of the Borrower in favor of those Lenders whose Original Designated Maximum Commitments have increased, decreased or terminated as shown on Schedule II, marked "exchanged" or, in the case of a financial institution that will no longer be a Lender, marked "cancelled";

            (iv) (for delivery to each Lender whose Original Designated Maximum Commitment has increased or decreased) new Notes, duly executed by the Borrower, substantially in the form of Exhibit A to the Credit Agreement, dated the Amendment Effective Date and with other appropriate insertions as to payee and principal amount, payable to the order of each such Lender, respectively, in a maximum principal amount equal to such Lender's Original Designated Maximum Commitment, as amended hereby; and

            (v) such other documents as any Co-Agent or any Lender may reasonably request;

and (b) satisfaction of the condition precedent that the purchase of and payment for the A-Notes and the B-Notes so as to reallocate the commitments under the Participation Agreement of the financial institutions party thereto shall have been concurrently consummated.

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
      IV. Reaffirmation of Representations and Warranties. To induce the Lenders, the Co-Agents and the Administrative Agent to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in and incorporated by reference in,
Article VIII of the Credit Agreement, as amended hereby, and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

            (i) The execution and delivery of this First Amendment and the Consents (as defined in the First Amendment to TAHC Credit Facility) and the performance by the Borrower and the Guarantors of their respective Obligations under this First Amendment, the Credit Agreement as amended hereby, and the Consents are within the Borrower's and the Guarantors' respective corporate, limited liability company or partnership powers, as the case may be, have been duly authorized by all necessary corporate, limited liability company or partnership action, as the case may be, have received all necessary governmental consents, authorizations, orders and approvals (if any shall be required), and do not and will not contravene or conflict with any provision (a) of Law, (b) of the charter, bylaws, certificate of formation, limited liability company agreement or partnership agreement of the Borrower or any Guarantors or (c) of any material agreement binding upon the Borrower or any Guarantor or any of them.

            (ii) This First Amendment and the Credit Agreement as amended hereby are, and the Consents, when duly executed and delivered will be, legal, valid and binding obligations of the Borrower and each Guarantor party thereto enforceable against each of the Borrower and such Guarantors in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

            (iii) No litigation (including, without limitation, derivative actions and take-or-pay actions), arbitration proceedings or governmental proceedings are pending or to the best knowledge of the Borrower and its Subsidiaries threatened against the Borrower, any of its Subsidiaries or any SPV which would, if adversely determined, materially and adversely affect the consolidated business condition (financial or otherwise), operations, performance or properties of the Borrower and its Subsidiaries (taken as a whole) (excluding any rulemaking or similar proceedings of general applicability to natural gas pipelines and any appeal or petition for review related thereto) or continued operations of the Borrower and its Subsidiaries or which purports to affect the legality, validity or enforceability of this First Amendment, the Credit Agreement as amended hereby, the Notes, the Consents or any other Loan Document, except as set forth in Exhibit 8.5 to the Credit Agreement.

            (iv) No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

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      V. Defined Terms. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires. "Amendment Effective Date" means the first Business Day to occur on which all conditions to the effectiveness of this First Amendment set forth in Section III hereof shall have been satisfied or waived by all Lenders, which will in no event be later than December 31, 1996.

      VI. Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

      VII. Governing Law. THIS FIRST AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE. All obligations of the Borrower and rights of the Collateral Agent, the Administrative Agent, the Co-Agents, the Issuing Bank, the Lenders and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law.

      VIII. Severability. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

      IX. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

      X. Section Captions. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

      XI. Successors and Assigns. This First Amendment shall be binding upon the Borrower, the Lenders, the Co-Agents and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, the Collateral Agent, the Co-Agents, the Issuing Bank and the Administrative Agent and the respective successors and assigns of the Lenders, the Collateral Agent, the Co-Agents, the Issuing Bank and the Administrative Agent; provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of all Lenders; provided, further, however, that the successors and

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assigns of the parties hereto will take their interests subject to the terms and provisions of the Bank/Exxon Agreement.

      XII. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS FIRST AMENDMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS FIRST AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      XIII. Notice. THIS WRITTEN FIRST AMENDMENT TOGETHER WITH THE CREDIT AGREEMENT, THE CONSENTS AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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
      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                                    TEJAS NATURAL GAS COMPANY

                                    By:
                                    Name:
                                    Title:

                                    CANADIAN IMPERIAL BANK OF COMMERCE, as
                                    Administrative Agent, as a Co-Agent, and as a Lender

                                    By:
                                    Name:
                                    Title:

                                    BANK OF MONTREAL, HOUSTON AGENCY, as a
                                    Co-Agent and as a Lender

                                    By:
                                    Name:
                                    Title:

                                    CITIBANK, N.A.
                                    as a Co-Agent and as a Lender

                                    By:
                                    Name:
                                    Title:

                                    THE BANK OF NEW YORK

                                    By:
                                    Name:
                                    Title:

                                    BANKERS TRUST COMPANY

                                    By:
                                    Name:
                                    Title:

                                    BANQUE PARIBAS

                                    By:
                                    Name:
                                    Title:

                                    By:
                                    Name:
                                    Title:

                                    CHRISTIANIA BANK OG KREDITKASSE

                                    By:
                                    Name:
                                    Title:

                                    By:
                                    Name:
                                    Title:

                                    CREDIT LYONNAIS

                                    By:
                                    Name:
                                    Title:

                                    CREDIT SUISSE

                                    By:
                                    Name:
                                    Title:

                                    By:
                                    Name:
                                    Title:
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                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By:
                                    Name:
                                    Title:
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                                    THE FUJI BANK, LIMITED

                                    By:
                                    Name:
                                    Title:
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                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK

                                    By:
                                    Name:
                                    Title:

                                    LTCB TRUST COMPANY

                                    By:
                                    Name:
                                    Title:

                                    NATIONAL WESTMINSTER BANK PLC., NEW YORK
                                    BRANCH

                                    By:
                                    Name:
                                    Title:

                                    NATIONAL WESTMINSTER BANK PLC., NASSAU
                                    BRANCH

                                    By:
                                    Name:
                                    Title:
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                                    NATIONSBANK OF TEXAS, N.A.

                                    By:
                                    Name:
                                    Title:
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                                    SOCIETE GENERALE, SOUTHWEST AGENCY

                                    By:
                                    Name:
                                    Title:

                                    THE CHASE MANHATTAN BANK

                                    By:
                                    Name:
                                    Title:

                                    TORONTO DOMINION (TEXAS), INC.

                                    By:
                                    Name:
                                    Title:
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                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:
                                    Name:
                                    Title:

                                    UNION BANK OF SWITZERLAND,
                                    HOUSTON AGENCY

                                    By:
                                    Name:
                                    Title:

                                    By:
                                    Name:
                                    Title:
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                                    WELLS FARGO BANK (TEXAS) N.A.

                                    By:
                                    Name:
                                    Title:
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                                    BANK OF AMERICA ILLINOIS

                                    By:
                                    Name:
                                    Title:
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                                    THE BANK OF NOVA SCOTIA, ATLANTA AGENCY

                                    By:
                                    Name:
                                    Title:

                                    THE SUMITOMO BANK, LIMITED

                                    By:
                                    Name:
                                    Title:

                                    By:
                                    Name:
                                    Title:

      For purposes of selling, assigning, transferring and conveying its Interests, the undersigned has caused this First Amendment to be executed by its officer thereunto duly authorized as of the date and year first above written.

                                    THE FIRST NATIONAL BANK OF BOSTON

                                    By:
                                    Name:
                                    Title: